PETECH ENTERPRISES, INC
PeTech Enterprises, Inc.
5707 Spanish Oak, Houston, Texas 77066

APPRAISAL REPORT

ON CERTAIN PROPERTIES

owned by

TORCHLIGHT ENERGY RESOURCES, INC.

(HUNTON)

As of

December 31, 2016

February 2, 2017

Mr. John Brda

Chief Executive Officer

Torchlight Energy Resources, Inc.

5700 W. Plano Parkway #3600

Plano, TX 75093

Dear Mr. Brda,

At your request PeTech Enterprises, Inc. ("PEI") has prepared an estimate of certain hydrocarbon reserves owned by Torchlight Energy Resources, Inc. ("TER") in the State of Texas as of December 31, 2015. This evaluation was completed by February 2, 2017

These estimates include only proved reserves and were prepared in accordance with the United States Securities and Exchange Commission ("SEC") guidelines rule 4-10 Regulation S-X for evaluating and reporting oil and gas reserves. Rule 4-10 defines reserves as **"...those quantities of oil and gas, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible-from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations-prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for estimation. ....Reserves which can be produced through the application of improved recovery technique.....Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-months period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for completion. A more complete description of the rule is attached as an Appendix.**

Acceptable evaluation geological, engineering and accounting (cost, taxes, etc.) practice principles were utilized to reach the results of this evaluation. Results were based on historical oil, gas and water production information, geological maps, logs and offsetting lease analogies. The evaluation is based on information provided by the company. Data such as production rates, lease operating costs, ownership interests and projections for future activities were relied on to be true. In all cases PEI has reviewed the data to ensure reasonable values, consistency and dependability.

OPERATIONS

This evaluation covers the company operation in Kingfisher and Johnston Counties, OK. TER participated in the projects as a non-operator, with the operation conducted by Husky Ventures, Inc.

Production is from the Paleozoic age Hunton Group in the Judy well and the Bromide formation in the Loki well. The Hunton/Bromide are well-known oil and gas producing formation, and recently has been developed by drilling horizontal wells. The vertical depth to the target is between 5,000 and 8,000 feet and the horizontal section may

reach 4,000 feet for a total well length of 12,000-14,000 feet. Spacing of 160 acres per well are anticipated in the future. TER currently owns interest in two producing wells, the Judy 1-15H and the Loki 1-24. The initial rate of production for the Judy well was 10,000 barrels of oil per month and gas production reached 94 MMcf per month. Production profile for the well had a typical hyperbolic decline which trends to a level production in future years. It is anticipated that the ultimate recovery for the Judy 1-15H will reach 89 MB and close to 1.5 Bcf, a sight increase over the 2015 year end values. The Loki 1-24 has produced over 1,000 barrels of oil and is considered currently be uneconomical.

The area around the Judy 1-15H has a potential for three proved undeveloped locations which were included for initial drilling in 2018.

PRODUCTS PRICE The twelve months unweighted average of first day of the month prices for oil (WTI) and for the Mid Continent gas used in calculating the 2016 average price resulting in $2.33/MMBtu and $42.75/B.

Oil and gas price differentials were calculated from the actual prices realized and were utilized in this evaluation. The average oil and gas prices were held constant throughout the economic life of the leases

OPERATING EXPENSES and CAPITAL COSTS reoccurring lease operating expenses were provided by the company and accepted when seemed reasonable for the type of operation and area. Lease operating expenses were held constant throughout the life of the reserve. Abandonment cost Of $75,000 was included for the well.

TAXES

Production and ad valorem taxes were based on the Oklahoma rates, including a tax reduction to 1.2% of revenue for the first 48 months.

Hedge values were not considered in this evaluation.

Note that oil and gas reserves as well as gross and net revenues are ESTIMATES that may change as additional production and other technical data become available or prices change. All estimates are subject to change due to the inherent uncertainty in the application of judgmental factors as well as regulatory environment.

PEI did not physically visit any of the fields, PEI accepted as true all ownership interests. PEI has not evaluated any potential environmental liability. PEI does not own economic interest in any of the company's assets.

AS OF December 31, 2016

	PROVED DEVELOPED PRODUCING		PROVED UNDEVELOPED	
	OIL, MB	GAS MMCF	OIL, MB	GAS, MMCF
GROSS ULTIMATE RESERVES	82.1	1147.3	603.3	6033.2
GROSS REMAINING RESERVES	17.6	299.2	603.3	6033.2
NET REMAINING RESERVES	1.4	23.3	46.8	467.6

Values of proved reserves in this report are expressed in terms of ESTIMATED future gross revenue, future net revenue, and present worth using a discount factor of 10%. Future gross revenue is the revenue which will accrue to the appraised interests from production and sale of the estimated net reserves. Net revenue is the gross revenue less production and ad valorem taxes, operating expenses and capital costs. Operating expenses include direct field expenses but exclude general administration costs. Federal income tax was not included in this analysis.

AS OF DECEMBER 31, 2016

	PROVED	
	DEVELOPED PRODUCING	UNDEVELOPED
FUTURE GROSS INCOME,M$	99.2	3057.8
PRODUCTION AND ADVALOREM TAX, M$	1.5	217.0
OPERATING EXPENSES, M$	59.8	722.1
CAPITAL COST, M$	7.5	1342.5
FUTURE NET REVENUE, M$	30.4	776.2
PRESENT VALUE, DISC AT 10%, M$	28.9	300.9

CHANGE	PROVED			
	DEVELOPED PRODUCING		UNDEVELOPED	
	OIL,MB	GAS,MMCF	OIL, MB	GAS, MMCF
REMAINING RESERVES, 12/2015	1.9	0.0	0.00	0.00
2016 PRODUCTION	0.7	11.5	0.00	0.00
RESERVES REVISION	0.2	34.8	46.8	467.6
REMAINING RESRVES 12/2016	1.4	23.3	46.8	467.6

Submitted,

Amiel David, P.E. #50970

For PeTech Enterprises, Inc. [illegible]15360

STATE OF TEXAS
AMIEL DAVID
50970
REGISTERED PROFESSIONAL ENGINEER

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Year	Wells	Estimated 8/8 Ths Production Oil Mbbl	Estimated 8/8 Ths Production NGL Mgal	Estimated 8/8 Ths Production Gas MMcf	Net Production Oil Mbbl	Net Production NGL Mgal	Net Production Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2017	1	5.54	0.00	96.88	0.43	0.00	7.56	42.92	0.00	1.73
2018	4	120.24	0.00	1,232.12	9.32	0.00	95.53	42.92	0.00	2.22
2019	4	122.48	0.00	1,247.68	9.49	0.00	96.72	42.92	0.00	2.22
2020	4	68.24	0.00	700.86	5.29	0.00	54.34	42.92	0.00	2.21
2021	4	47.37	0.00	484.59	3.67	0.00	37.57	42.92	0.00	2.22
2022	3	35.23	0.00	352.34	2.73	0.00	27.31	42.92	0.00	2.25
2023	3	28.72	0.00	287.17	2.23	0.00	22.26	42.92	0.00	2.25
2024	3	24.31	0.00	243.08	1.88	0.00	18.84	42.92	0.00	2.25
2025	3	20.98	0.00	209.78	1.63	0.00	16.26	42.92	0.00	2.25
2026	3	18.49	0.00	184.95	1.43	0.00	14.33	42.92	0.00	2.25
2027	3	16.54	0.00	165.39	1.28	0.00	12.82	42.92	0.00	2.25
2028	3	15.00	0.00	149.97	1.16	0.00	11.62	42.92	0.00	2.25
2029	3	13.65	0.00	136.50	1.06	0.00	10.58	42.92	0.00	2.25
2030	3	12.56	0.00	125.56	0.97	0.00	9.73	42.92	0.00	2.25
2031	3	11.62	0.00	116.24	0.90	0.00	9.01	42.92	0.00	2.25
Sub-T		560.97	0.00	5,733.10	43.48	0.00	444.46	42.92	0.00	2.22
After		59.93	0.00	599.27	4.64	0.00	46.44	42.92	0.00	2.25
Total		620.90	0.00	6,332.37	48.13	0.00	490.91	42.92	0.00	2.22
Cum.		64.51	0.00	848.11						
Ult.		685.40	0.00	7,180.48						

Year	Company Future Gross Revenue Oil M$	Company Future Gross Revenue NGL M$	Company Future Gross Revenue Gas M$	Company Future Gross Revenue Other M$	Company Future Gross Revenue Total M$	Prod & Adv Taxes Prod Tax M$	Prod & Adv Taxes Adv Tax M$	Revenue after Sev & Adv M$
2017	18.55	0.00	13.06	0.00	31.62	0.48	0.00	31.13
2018	400.03	0.00	211.82	0.00	611.85	42.10	0.00	569.76
2019	407.48	0.00	215.13	0.00	622.61	43.13	0.00	579.48
2020	227.06	0.00	120.26	0.00	347.32	23.77	0.00	323.55
2021	157.60	0.00	83.31	0.00	240.91	16.56	0.00	224.35
2022	117.20	0.00	61.38	0.00	178.57	12.67	0.00	165.90
2023	95.52	0.00	50.02	0.00	145.54	10.33	0.00	135.22
2024	80.85	0.00	42.34	0.00	123.20	8.74	0.00	114.46
2025	69.78	0.00	36.54	0.00	106.32	7.54	0.00	98.78
2026	61.52	0.00	32.22	0.00	93.74	6.65	0.00	87.09
2027	55.01	0.00	28.81	0.00	83.82	5.95	0.00	77.88
2028	49.88	0.00	26.12	0.00	76.01	5.39	0.00	70.62
2029	45.40	0.00	23.78	0.00	69.18	4.91	0.00	64.27
2030	41.76	0.00	21.87	0.00	63.64	4.51	0.00	59.12
2031	38.67	0.00	20.25	0.00	58.91	4.18	0.00	54.73
Sub-T	1,866.33	0.00	986.92	0.00	2,853.25	196.91	0.00	2,656.34
After	199.33	0.00	104.39	0.00	303.72	21.55	0.00	282.17
Total	2,065.66	0.00	1,091.31	0.00	3,156.97	218.46	0.00	2,938.51

Year	Deductions Lease Net Costs M$	Deductions Net Investments M$	Deductions Trans. Costs M$	Deductions Net Profits M$	Future Net Income Before Income Taxes Undiscounted Annual M$	Undiscounted Cumulative M$	Discounted Ann @ 10.00% M$	Disc. Cum. Annual @ 10.00% M$
2017	12.75	0.00	0.00	0.00	18.38	18.38	17.61	17.61
2018	32.75	1,320.00	0.00	0.00	-782.99	-764.61	-690.53	-672.92
2019	48.75	0.00	0.00	0.00	530.73	-233.88	421.28	-251.65
2020	48.75	0.00	0.00	0.00	274.80	40.93	197.69	-53.96
2021	44.80	7.50	0.00	0.00	172.05	212.97	112.56	58.60
2022	36.00	0.00	0.00	0.00	129.90	342.88	77.11	135.71
2023	36.00	0.00	0.00	0.00	99.22	442.09	53.53	189.23
2024	36.00	0.00	0.00	0.00	78.46	520.55	38.47	227.70
2025	36.00	0.00	0.00	0.00	62.78	583.33	27.98	255.68
2026	36.00	0.00	0.00	0.00	51.09	634.41	20.69	276.37
2027	36.00	0.00	0.00	0.00	41.88	676.29	15.42	291.79
2028	36.00	0.00	0.00	0.00	34.62	710.90	11.59	303.38
2029	36.00	0.00	0.00	0.00	28.27	739.18	8.60	311.98
2030	36.00	0.00	0.00	0.00	23.12	762.30	6.40	318.38
2031	36.00	0.00	0.00	0.00	18.73	781.03	4.71	323.09
Sub-T	547.80	1,327.50	0.00	0.00	781.03	781.03	323.09	323.09
After	234.14	22.50	0.00	0.00	25.53	25.53	6.69	6.69
Total	781.95	1,350.00	0.00	0.00	806.56	806.56	329.79	329.79

Eco. Indicators

Return on Investment (disc) :	1.284
Return on Investment (undisc) :	1.597
Years to Payout :	3.95
Internal Rate of Return (%) :	28.40

Present Worth Profile (M$)

PW 5.00% :	520.50
PW 8.00% :	397.40
PW 9.00% :	362.33
PW 12.00% :	271.44
PW 15.00% :	198.06
PW 20.00% :	104.34

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Rsv Class

Year	Wells	Estimated 8/8 Ths Production Oil Mbbl	NGL Mgal	Gas MMcf	Net Production Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2017	1	5.54	0.00	96.88	0.43	0.00	7.56	42.92	0.00	1.73
2018	4	120.24	0.00	1,232.12	9.32	0.00	95.53	42.92	0.00	2.22
2019	4	122.48	0.00	1,247.68	9.49	0.00	96.72	42.92	0.00	2.22
2020	4	68.24	0.00	700.86	5.29	0.00	54.34	42.92	0.00	2.21
2021	4	47.37	0.00	484.59	3.67	0.00	37.57	42.92	0.00	2.22
2022	3	35.23	0.00	352.34	2.73	0.00	27.31	42.92	0.00	2.25
2023	3	28.72	0.00	287.17	2.23	0.00	22.26	42.92	0.00	2.25
2024	3	24.31	0.00	243.08	1.88	0.00	18.84	42.92	0.00	2.25
2025	3	20.98	0.00	209.78	1.63	0.00	16.26	42.92	0.00	2.25
2026	3	18.49	0.00	184.95	1.43	0.00	14.33	42.92	0.00	2.25
2027	3	16.54	0.00	165.39	1.28	0.00	12.82	42.92	0.00	2.25
2028	3	15.00	0.00	149.97	1.16	0.00	11.62	42.92	0.00	2.25
2029	3	13.65	0.00	136.50	1.06	0.00	10.58	42.92	0.00	2.25
2030	3	12.56	0.00	125.56	0.97	0.00	9.73	42.92	0.00	2.25
2031	3	11.62	0.00	116.24	0.90	0.00	9.01	42.92	0.00	2.25
Sub-T		560.97	0.00	5,733.10	43.48	0.00	444.46	42.92	0.00	2.22
After		59.93	0.00	599.27	4.64	0.00	46.44	42.92	0.00	2.25
Total		620.90	0.00	6,332.37	48.13	0.00	490.91	42.92	0.00	2.22
Cum.		64.51	0.00	848.11						
Ult.		685.40	0.00	7,180.48						

Year	Company Future Gross Revenue Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod & Adv Taxes Prod Tax M$	Adv Tax M$	Revenue after Sev & Adv M$
2017	18.55	0.00	13.06	0.00	31.62	0.48	0.00	31.13
2018	400.03	0.00	211.82	0.00	611.85	42.10	0.00	569.76
2019	407.48	0.00	215.13	0.00	622.61	43.13	0.00	579.48
2020	227.06	0.00	120.26	0.00	347.32	23.77	0.00	323.55
2021	157.60	0.00	83.31	0.00	240.91	16.56	0.00	224.35
2022	117.20	0.00	61.38	0.00	178.57	12.67	0.00	165.90
2023	95.52	0.00	50.02	0.00	145.54	10.33	0.00	135.22
2024	80.85	0.00	42.34	0.00	123.20	8.74	0.00	114.46
2025	69.78	0.00	36.54	0.00	106.32	7.54	0.00	98.78
2026	61.52	0.00	32.22	0.00	93.74	6.65	0.00	87.09
2027	55.01	0.00	28.81	0.00	83.82	5.95	0.00	77.88
2028	49.88	0.00	26.12	0.00	76.01	5.39	0.00	70.62
2029	45.40	0.00	23.78	0.00	69.18	4.91	0.00	64.27
2030	41.76	0.00	21.87	0.00	63.64	4.51	0.00	59.12
2031	38.67	0.00	20.25	0.00	58.91	4.18	0.00	54.73
Sub-T	1,866.33	0.00	986.92	0.00	2,853.25	196.91	0.00	2,656.34
After	199.33	0.00	104.39	0.00	303.72	21.55	0.00	282.17
Total	2,065.66	0.00	1,091.31	0.00	3,156.97	218.46	0.00	2,938.51

Year	Deductions Lease Net Costs M$	Net Investments M$	Trans. Costs M$	Net Profits M$	Future Net Income Before Income Taxes Undiscounted Annual M$	Undiscounted Cumulative M$	Discounted Ann @ 10.00% M$	Disc. Cum. Annual @ 10.00% M$
2017	12.75	0.00	0.00	0.00	18.38	18.38	17.61	17.61
2018	32.75	1,320.00	0.00	0.00	-782.99	-764.61	-690.53	-672.92
2019	48.75	0.00	0.00	0.00	530.73	-233.88	421.28	-251.65
2020	48.75	0.00	0.00	0.00	274.80	40.93	197.69	-53.96
2021	44.80	7.50	0.00	0.00	172.05	212.97	112.56	58.60
2022	36.00	0.00	0.00	0.00	129.90	342.88	77.11	135.71
2023	36.00	0.00	0.00	0.00	99.22	442.09	53.53	189.23
2024	36.00	0.00	0.00	0.00	78.46	520.55	38.47	227.70
2025	36.00	0.00	0.00	0.00	62.78	583.33	27.98	255.68
2026	36.00	0.00	0.00	0.00	51.09	634.41	20.69	276.37
2027	36.00	0.00	0.00	0.00	41.88	676.29	15.42	291.79
2028	36.00	0.00	0.00	0.00	34.62	710.90	11.59	303.38
2029	36.00	0.00	0.00	0.00	28.27	739.18	8.60	311.98
2030	36.00	0.00	0.00	0.00	23.12	762.30	6.40	318.38
2031	36.00	0.00	0.00	0.00	18.73	781.03	4.71	323.09
Sub-T	547.80	1,327.50	0.00	0.00	781.03	781.03	323.09	323.09
After	234.14	22.50	0.00	0.00	25.53	25.53	6.69	6.69
Total	781.95	1,350.00	0.00	0.00	806.56	806.56	329.79	329.79

Eco. Indicators

Return on Investment (disc) :	1.284
Return on Investment (undisc) :	1.597
Years to Payout :	3.95
Internal Rate of Return (%):	28.40

Present Worth Profile (M$)

PW 5.00% :	520.50
PW 8.00% :	397.40
PW 9.00% :	362.33
PW 12.00% :	271.44
PW 15.00% :	198.06
PW 20.00% :	104.34

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Rsv Class
Producing Rsv Category

Year	Wells	Estimated 8/8 Ths Production: Oil (Mbbl)	Estimated 8/8 Ths Production: NGL (Mgal)	Estimated 8/8 Ths Production: Gas (MMcf)	Net Production: Oil (Mbbl)	Net Production: NGL (Mgal)	Net Production: Gas (MMcf)	Oil ($/bbl)	NGL ($/gal)	Gas ($/Mcf)
2017	1	5.54	0.00	96.88	0.43	0.00	7.56	42.92	0.00	1.73
2018	1	4.17	0.00	71.48	0.33	0.00	5.58	42.92	0.00	1.73
2019	1	3.35	0.00	56.35	0.26	0.00	4.40	42.92	0.00	1.73
2020	1	2.80	0.00	46.45	0.22	0.00	3.62	42.92	0.00	1.73
2021	1	1.71	0.00	28.03	0.13	0.00	2.19	42.92	0.00	1.73
Sub-T		17.58	0.00	299.19	1.37	0.00	23.34	42.92	0.00	1.73
After		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		17.58	0.00	299.19	1.37	0.00	23.34	42.92	0.00	1.73
Cum.		64.51	0.00	848.11						
Ult.		82.09	0.00	1,147.30						

Year	Company Future Gross Revenue: Oil (M$)	Company Future Gross Revenue: NGL (M$)	Company Future Gross Revenue: Gas (M$)	Company Future Gross Revenue: Other (M$)	Company Future Gross Revenue: Total (M$)	Prod & Adv Taxes: Prod Tax (M$)	Prod & Adv Taxes: Adv Tax (M$)	Revenue after Sev & Adv (M$)
2017	18.55	0.00	13.06	0.00	31.62	0.48	0.00	31.13
2018	13.97	0.00	9.64	0.00	23.61	0.36	0.00	23.25
2019	11.21	0.00	7.60	0.00	18.81	0.29	0.00	18.52
2020	9.39	0.00	6.26	0.00	15.65	0.24	0.00	15.41
2021	5.73	0.00	3.78	0.00	9.51	0.14	0.00	9.37
Sub-T	58.85	0.00	40.35	0.00	99.20	1.51	0.00	97.69
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	58.85	0.00	40.35	0.00	99.20	1.51	0.00	97.69

Year	Deductions: Lease Net Costs (M$)	Deductions: Net Investments (M$)	Deductions: Trans. Costs (M$)	Deductions: Net Profits (M$)	Future Net Income Before Income Taxes: Undiscounted Annual (M$)	Future Net Income Before Income Taxes: Undiscounted Cumulative (M$)	Discounted Ann @ 10.00% (M$)	Disc. Cum. Annual @ 10.00% (M$)
2017	12.75	0.00	0.00	0.00	18.38	18.38	17.61	17.61
2018	12.75	0.00	0.00	0.00	10.50	28.88	9.14	26.75
2019	12.75	0.00	0.00	0.00	5.77	34.66	4.57	31.32
2020	12.75	0.00	0.00	0.00	2.66	37.32	1.92	33.25
2021	8.80	7.50	0.00	0.00	-6.94	30.38	-4.36	28.88
Sub-T	59.80	7.50	0.00	0.00	30.38	30.38	28.88	28.88
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	59.80	7.50	0.00	0.00	30.38	30.38	28.88	28.88

Eco. Indicators

Return on Investment (disc):	7.096
Return on Investment (undisc):	5.051
Years to Payout:	0.34
Internal Rate of Return (%):	>1000

Present Worth Profile (M$)

PW 5.00%:	29.67
PW 8.00%:	29.20
PW 9.00%:	29.04
PW 12.00%:	28.56
PW 15.00%:	28.08
PW 20.00%:	27.27

Date : 02/05/2017 2:16:18PM
JUDY 1-15H - 1-15H
SOONER TREND Field, KINGFISHER (OK) Co., OK
Operator : HUSKY VENTURES INC
Reservoir : HUNTON

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Producing

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Net Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2017	1	5.54	0.00	96.88	0.43	0.00	7.56	42.92	0.00	1.73
2018	1	4.17	0.00	71.48	0.33	0.00	5.58	42.92	0.00	1.73
2019	1	3.35	0.00	56.35	0.26	0.00	4.40	42.92	0.00	1.73
2020	1	2.80	0.00	46.45	0.22	0.00	3.62	42.92	0.00	1.73
2021	1	1.71	0.00	28.03	0.13	0.00	2.19	42.92	0.00	1.73
Sub-T		17.58	0.00	299.19	1.37	0.00	23.34	42.92	0.00	1.73
After		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		17.58	0.00	299.19	1.37	0.00	23.34	42.92	0.00	1.73
Cum.		62.94	0.00	848.11						
Ult.		80.52	0.00	1,147.30						

Year	Company Future Gross Revenue Oil ---- M$ ----	NGL ---- M$ ----	Gas ---- M$ ----	Other ---- M$ ----	Total ---- M$ ----	Prod & Adv Taxes Prod Tax ---- M$ ----	Adv Tax ---- M$ ----	Revenue after Sev & Adv ---- M$ ----
2017	18.55	0.00	13.06	0.00	31.62	0.48	0.00	31.13
2018	13.97	0.00	9.64	0.00	23.61	0.36	0.00	23.25
2019	11.21	0.00	7.60	0.00	18.81	0.29	0.00	18.52
2020	9.39	0.00	6.26	0.00	15.65	0.24	0.00	15.41
2021	5.73	0.00	3.78	0.00	9.51	0.14	0.00	9.37
Sub-T	58.85	0.00	40.35	0.00	99.20	1.51	0.00	97.69
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	58.85	0.00	40.35	0.00	99.20	1.51	0.00	97.69

Year	Deductions Lease Net Costs ---- M$ ----	Net Investments ---- M$ ----	Trans. Costs ---- M$ ----	Net Profits ---- M$ ----	Future Net Income Before Income Taxes Undiscounted Annual ---- M$ ----	Cumulative ---- M$ ----	Discounted Ann @ 10.00% ---- M$ ----	Disc. Cum. Annual @ 10.00% ---- M$ ----
2017	12.75	0.00	0.00	0.00	18.38	18.38	17.61	17.61
2018	12.75	0.00	0.00	0.00	10.50	28.88	9.14	26.75
2019	12.75	0.00	0.00	0.00	5.77	34.66	4.57	31.32
2020	12.75	0.00	0.00	0.00	2.66	37.32	1.92	33.25
2021	8.80	7.50	0.00	0.00	-6.94	30.38	-4.36	28.88
Sub-T	59.80	7.50	0.00	0.00	30.38	30.38	28.88	28.88
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	59.80	7.50	0.00	0.00	30.38	30.38	28.88	28.88

Eco. Indicators

Return on Investment (disc) :	7.096
Return on Investment (undisc) :	5.051
Years to Payout :	0.34
Internal Rate of Return (%):	>1000

Ownership Interests

	Initial	1st Rev.	2nd Rev.
W. I. :	0.10000000	0.00000000	0.00000000
Net R. I. :	0.07800000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	29.67
PW 8.00% :	29.20
PW 9.00% :	29.01
PW 12.00% :	28.56
PW 15.00% :	28.08
PW 20.00% :	27.27

Date : 02/05/2017 2:16:18PM
LOKI 1-24 - 1-24
N/A Field, JOHNSTON (OK) Co., OK
Operator : HUSKY VENTURES INC
Reservoir : BROMIDE

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Producing

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Net Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -

NON-ECONOMIC

Sub-T		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
After		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Cum.		1.56	0.00	0.00						
Ult.		1.56	0.00	0.00						

Year	Company Future Gross Revenue Oil ---- M$ ----	NGL ---- M$ ----	Gas ---- M$ ----	Other ---- M$ ----	Total ---- M$ ----	Prod & Adv Taxes Prod Tax ---- M$ ----	Adv Tax ---- M$ ----	Revenue after Sev & Adv ---- M$ ----
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Sub-T	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Year	Deductions Lease Net Costs ---- M$ ----	Net Investments ---- M$ ----	Trans. Costs ---- M$ ----	Net Profits ---- M$ ----	Future Net Income Before Income Taxes Undiscounted Annual ---- M$ ----	Cumulative ---- M$ ----	Discounted Ann @ 10.00% ---- M$ ----	Disc. Cum. Annual @ 10.00% ---- M$ ----
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Sub-T	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
After	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Ownership Interests

	Initial	1st Rev.	2nd Rev.
W. I. :	0.30000000	0.00000000	0.00000000
Net R. I. :	0.23400000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	0.00
PW 8.00% :	0.00
PW 9.00% :	0.00
PW 12.00% :	0.00
PW 15.00% :	0.00
PW 20.00% :	0.00

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Rsv Class
Undeveloped Rsv Category

Year	Wells	Estimated 8/8 Ths Production Oil Mbbl	Estimated 8/8 Ths Production NGL Mgal	Estimated 8/8 Ths Production Gas MMcf	Net Production Oil Mbbl	Net Production NGL Mgal	Net Production Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2017	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	3	116.06	0.00	1,160.64	8.99	0.00	89.95	42.92	0.00	2.25
2019	3	119.13	0.00	1,191.33	9.23	0.00	92.33	42.92	0.00	2.25
2020	3	65.44	0.00	654.41	5.07	0.00	50.72	42.92	0.00	2.25
2021	3	45.66	0.00	456.57	3.54	0.00	35.38	42.92	0.00	2.25
2022	3	35.23	0.00	352.34	2.73	0.00	27.31	42.92	0.00	2.25
2023	3	28.72	0.00	287.17	2.23	0.00	22.26	42.92	0.00	2.25
2024	3	24.31	0.00	243.08	1.88	0.00	18.84	42.92	0.00	2.25
2025	3	20.98	0.00	209.78	1.63	0.00	16.26	42.92	0.00	2.25
2026	3	18.49	0.00	184.95	1.43	0.00	14.33	42.92	0.00	2.25
2027	3	16.54	0.00	165.39	1.28	0.00	12.82	42.92	0.00	2.25
2028	3	15.00	0.00	149.97	1.16	0.00	11.62	42.92	0.00	2.25
2029	3	13.65	0.00	136.50	1.06	0.00	10.58	42.92	0.00	2.25
2030	3	12.56	0.00	125.56	0.97	0.00	9.73	42.92	0.00	2.25
2031	3	11.62	0.00	116.24	0.90	0.00	9.01	42.92	0.00	2.25
Sub-T		543.39	0.00	5,433.91	42.11	0.00	421.13	42.92	0.00	2.25
After		59.93	0.00	599.27	4.64	0.00	46.44	42.92	0.00	2.25
Total		603.32	0.00	6,033.18	46.76	0.00	467.57	42.92	0.00	2.25
Cum.		0.00	0.00	0.00						
Ult.		603.32	0.00	6,033.18						

Year	Company Future Gross Revenue Oil M$	Company Future Gross Revenue NGL M$	Company Future Gross Revenue Gas M$	Company Future Gross Revenue Other M$	Company Future Gross Revenue Total M$	Prod & Adv Taxes Prod Tax M$	Prod & Adv Taxes Adv Tax M$	Revenue after Sev & Adv M$
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	386.06	0.00	202.18	0.00	588.24	41.74	0.00	546.51
2019	396.27	0.00	207.53	0.00	603.80	42.84	0.00	560.96
2020	217.68	0.00	114.00	0.00	331.67	23.53	0.00	308.14
2021	151.87	0.00	79.53	0.00	231.40	16.42	0.00	214.98
2022	117.20	0.00	61.38	0.00	178.57	12.67	0.00	165.90
2023	95.52	0.00	50.02	0.00	145.54	10.33	0.00	135.22
2024	80.85	0.00	42.34	0.00	123.20	8.74	0.00	114.46
2025	69.78	0.00	36.54	0.00	106.32	7.54	0.00	98.78
2026	61.52	0.00	32.22	0.00	93.74	6.65	0.00	87.09
2027	55.01	0.00	28.81	0.00	83.82	5.95	0.00	77.88
2028	49.88	0.00	26.12	0.00	76.01	5.39	0.00	70.62
2029	45.40	0.00	23.78	0.00	69.18	4.91	0.00	64.27
2030	41.76	0.00	21.87	0.00	63.64	4.51	0.00	59.12
2031	38.67	0.00	20.25	0.00	58.91	4.18	0.00	54.73
Sub-T	1,807.48	0.00	946.57	0.00	2,754.05	195.40	0.00	2,558.65
After	199.33	0.00	104.39	0.00	303.72	21.55	0.00	282.17
Total	2,006.81	0.00	1,050.96	0.00	3,057.77	216.95	0.00	2,840.82

Year	Deductions Lease Net Costs M$	Deductions Net Investments M$	Deductions Trans Costs M$	Deductions Net Profits M$	Future Net Income Before Income Taxes Undiscounted Annual M$	Future Net Income Before Income Taxes Undiscounted Cumulative M$	Discounted Ann @ 10.00% M$	Disc. Cum. Annual @ 10.00% M$
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	20.00	1,320.00	0.00	0.00	-793.49	-793.49	-699.67	-699.67
2019	36.00	0.00	0.00	0.00	524.96	-268.53	416.70	-282.97
2020	36.00	0.00	0.00	0.00	272.14	3.61	195.77	-87.20
2021	36.00	0.00	0.00	0.00	178.98	182.59	116.92	29.71
2022	36.00	0.00	0.00	0.00	129.90	312.49	77.11	106.82
2023	36.00	0.00	0.00	0.00	99.22	411.71	53.53	160.35
2024	36.00	0.00	0.00	0.00	78.46	490.17	38.47	198.82
2025	36.00	0.00	0.00	0.00	62.78	552.95	27.98	226.79
2026	36.00	0.00	0.00	0.00	51.09	604.03	20.69	247.49
2027	36.00	0.00	0.00	0.00	41.88	645.91	15.42	262.91
2028	36.00	0.00	0.00	0.00	34.62	680.52	11.59	274.50
2029	36.00	0.00	0.00	0.00	28.27	708.79	8.60	283.10
2030	36.00	0.00	0.00	0.00	23.12	731.91	6.40	289.50
2031	36.00	0.00	0.00	0.00	18.73	750.65	4.71	294.21
Sub-T	488.00	1,320.00	0.00	0.00	750.65	750.65	294.21	294.21
After	234.14	22.50	0.00	0.00	25.53	25.53	6.69	6.69
Total	722.14	1,342.50	0.00	0.00	776.18	776.18	300.90	300.90

Eco. Indicators

Return on Investment (disc) :	1.260
Return on Investment (undisc) :	1.578
Years to Payout :	4.09
Internal Rate of Return (%):	25.85

Present Worth Profile (M$)

PW 5.00% :	490.84
PW 8.00% :	368.20
PW 9.00% :	335.28
PW 12.00% :	242.88
PW 15.00% :	169.99
PW 20.00% :	77.06

Date : 02/05/2017 2:16:18PM
JUDY PUD 24
SOONER TREND Field, KINGFISHER (OK) Co., OK
Operator : HUSKY VENTURES INC
Reservoir : HUNTON

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Undeveloped

Year	Wells	Estimated 8/8 Ths Production Oil Mbbl	NGL Mgal	Gas MMcf	Net Production Oil Mbbl	NGL Mgal	Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2017	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1	62.25	0.00	622.49	4.82	0.00	48.24	42.92	0.00	2.25
2019	1	27.58	0.00	275.83	2.14	0.00	21.38	42.92	0.00	2.25
2020	1	17.99	0.00	179.94	1.39	0.00	13.95	42.92	0.00	2.25
2021	1	13.33	0.00	133.25	1.03	0.00	10.33	42.92	0.00	2.25
2022	1	10.61	0.00	106.08	0.82	0.00	8.22	42.92	0.00	2.25
2023	1	8.81	0.00	88.13	0.68	0.00	6.83	42.92	0.00	2.25
2024	1	7.56	0.00	75.58	0.59	0.00	5.86	42.92	0.00	2.25
2025	1	6.59	0.00	65.85	0.51	0.00	5.10	42.92	0.00	2.25
2026	1	5.85	0.00	58.48	0.45	0.00	4.53	42.92	0.00	2.25
2027	1	5.26	0.00	52.59	0.41	0.00	4.08	42.92	0.00	2.25
2028	1	4.79	0.00	47.90	0.37	0.00	3.71	42.92	0.00	2.25
2029	1	4.38	0.00	43.77	0.34	0.00	3.39	42.92	0.00	2.25
2030	1	4.04	0.00	40.38	0.31	0.00	3.13	42.92	0.00	2.25
2031	1	3.75	0.00	37.49	0.29	0.00	2.91	42.92	0.00	2.25
Sub-T		182.78	0.00	1,827.76	14.17	0.00	141.65	42.92	0.00	2.25
After		18.34	0.00	183.44	1.42	0.00	14.22	42.92	0.00	2.25
Total		201.12	0.00	2,011.21	15.59	0.00	155.87	42.92	0.00	2.25
Cum.		0.00	0.00	0.00						
Ult.		201.12	0.00	2,011.21						

Year	Company Future Gross Revenue Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod & Adv Taxes Prod Tax M$	Adv Tax M$	Revenue after Sev & Adv M$
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	207.06	0.00	108.44	0.00	315.49	22.38	0.00	293.11
2019	91.75	0.00	48.05	0.00	139.80	9.92	0.00	129.88
2020	59.85	0.00	31.35	0.00	91.20	6.47	0.00	84.73
2021	44.32	0.00	23.21	0.00	67.54	4.79	0.00	62.75
2022	35.28	0.00	18.48	0.00	53.76	3.81	0.00	49.95
2023	29.32	0.00	15.35	0.00	44.67	3.17	0.00	41.50
2024	25.14	0.00	13.17	0.00	38.31	2.72	0.00	35.59
2025	21.90	0.00	11.47	0.00	33.38	2.37	0.00	31.01
2026	19.45	0.00	10.19	0.00	29.64	2.10	0.00	27.53
2027	17.49	0.00	9.16	0.00	26.65	1.89	0.00	24.76
2028	15.93	0.00	8.34	0.00	24.28	1.72	0.00	22.56
2029	14.56	0.00	7.62	0.00	22.18	1.57	0.00	20.61
2030	13.43	0.00	7.03	0.00	20.47	1.45	0.00	19.02
2031	12.47	0.00	6.53	0.00	19.00	1.35	0.00	17.65
Sub-T	607.97	0.00	318.39	0.00	926.36	65.73	0.00	860.63
After	61.02	0.00	31.96	0.00	92.97	6.60	0.00	86.37
Total	668.98	0.00	350.35	0.00	1,019.33	72.32	0.00	947.01

Year	Deductions Lease Net Costs M$	Net Investments M$	Trans. Costs M$	Net Profits M$	Future Net Income Before Income Taxes Undiscounted Annual M$	Cumulative M$	Discounted Ann @ 10.00% M$	Disc. Cum. Annual @ 10.00% M$
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	12.00	440.00	0.00	0.00	-158.89	-158.89	-153.93	-153.93
2019	12.00	0.00	0.00	0.00	117.88	-41.01	93.35	-60.58
2020	12.00	0.00	0.00	0.00	72.73	31.72	52.28	-8.29
2021	12.00	0.00	0.00	0.00	50.75	82.46	33.14	24.85
2022	12.00	0.00	0.00	0.00	37.95	120.41	22.52	47.37
2023	12.00	0.00	0.00	0.00	29.50	149.91	15.91	63.28
2024	12.00	0.00	0.00	0.00	23.59	173.50	11.57	74.84
2025	12.00	0.00	0.00	0.00	19.01	192.51	8.47	83.31
2026	12.00	0.00	0.00	0.00	15.53	208.04	6.29	89.61
2027	12.00	0.00	0.00	0.00	12.76	220.80	4.70	94.31
2028	12.00	0.00	0.00	0.00	10.56	231.36	3.53	97.84
2029	12.00	0.00	0.00	0.00	8.61	239.97	2.62	100.46
2030	12.00	0.00	0.00	0.00	7.02	246.98	1.94	102.40
2031	12.00	0.00	0.00	0.00	5.65	252.63	1.42	103.82
Sub-T	168.00	440.00	0.00	0.00	252.63	252.63	103.82	103.82
After	72.81	7.50	0.00	0.00	6.07	6.07	1.74	1.74
Total	240.81	447.50	0.00	0.00	258.70	258.70	105.56	105.56

Eco. Indicators

Return on Investment (disc) :	1.263
Return on Investment (undisc) :	1.578
Years to Payout :	3.62
Internal Rate of Return (%):	26.38

Ownership Interests

	Initial	1st Rev.	2nd Rev.
W. I. :	0.10000000	0.00000000	0.00000000
Net R. I. :	0.07750000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	167.69
PW 8.00% :	127.76
PW 9.00% :	116.27
PW 12.00% :	86.22
PW 15.00% :	61.60
PW 20.00% :	29.53

Date : 02/05/2017 2:16:18PM
JUDY PUD 31
SOONER TREND Field, KINGFISHER (OK) Co., OK
Operator : HUSKY VENTURES INC
Reservoir : HUNTON

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Undeveloped

Year	Wells	Estimated 8/8 Ths Production: Oil (Mbbl)	NGL (Mgal)	Gas (MMcf)	Net Production: Oil (Mbbl)	NGL (Mgal)	Gas (MMcf)	Oil ($/bbl)	NGL ($/gal)	Gas ($/Mcf)
2017	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1	44.51	0.00	445.12	3.45	0.00	34.50	42.92	0.00	2.25
2019	1	35.61	0.00	356.05	2.76	0.00	27.59	42.92	0.00	2.25
2020	1	21.02	0.00	210.18	1.63	0.00	16.29	42.92	0.00	2.25
2021	1	14.91	0.00	149.09	1.16	0.00	11.55	42.92	0.00	2.25
2022	1	11.58	0.00	115.85	0.90	0.00	8.98	42.92	0.00	2.25
2023	1	9.48	0.00	94.76	0.73	0.00	7.34	42.92	0.00	2.25
2024	1	8.04	0.00	80.39	0.62	0.00	6.23	42.92	0.00	2.25
2025	1	6.95	0.00	69.48	0.54	0.00	5.38	42.92	0.00	2.25
2026	1	6.13	0.00	61.32	0.48	0.00	4.75	42.92	0.00	2.25
2027	1	5.49	0.00	54.87	0.43	0.00	4.25	42.92	0.00	2.25
2028	1	4.98	0.00	49.79	0.39	0.00	3.86	42.92	0.00	2.25
2029	1	4.53	0.00	45.34	0.35	0.00	3.51	42.92	0.00	2.25
2030	1	4.17	0.00	41.72	0.32	0.00	3.23	42.92	0.00	2.25
2031	1	3.86	0.00	38.63	0.30	0.00	2.99	42.92	0.00	2.25
Sub-T		181.26	0.00	1,812.58	14.05	0.00	140.47	42.92	0.00	2.25
After		19.84	0.00	198.41	1.54	0.00	15.38	42.92	0.00	2.25
Total		201.10	0.00	2,010.99	15.59	0.00	155.85	42.92	0.00	2.25
Cum.		0.00	0.00	0.00						
Ult.		201.10	0.00	2,010.99						

Year	Company Future Gross Revenue: Oil (M$)	NGL (M$)	Gas (M$)	Other (M$)	Total (M$)	Prod & Adv Taxes: Prod Tax (M$)	Adv Tax (M$)	Revenue after Sev & Adv (M$)
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	148.06	0.00	77.54	0.00	225.60	16.01	0.00	209.59
2019	118.43	0.00	62.02	0.00	180.46	17.80	0.00	167.65
2020	69.91	0.00	36.61	0.00	106.52	7.56	0.00	98.96
2021	49.59	0.00	25.97	0.00	75.56	5.36	0.00	70.20
2022	38.53	0.00	20.18	0.00	58.71	4.17	0.00	54.55
2023	31.52	0.00	16.51	0.00	48.03	3.41	0.00	44.62
2024	26.74	0.00	14.00	0.00	40.74	2.89	0.00	37.85
2025	23.11	0.00	12.10	0.00	35.21	2.50	0.00	32.71
2026	20.40	0.00	10.68	0.00	31.08	2.20	0.00	28.87
2027	18.25	0.00	9.56	0.00	27.81	1.97	0.00	25.84
2028	16.56	0.00	8.67	0.00	25.23	1.79	0.00	23.44
2029	15.08	0.00	7.90	0.00	22.98	1.63	0.00	21.35
2030	13.88	0.00	7.27	0.00	21.14	1.50	0.00	19.64
2031	12.85	0.00	6.73	0.00	19.58	1.39	0.00	18.19
Sub-T	602.92	0.00	315.75	0.00	918.66	65.18	0.00	853.48
After	66.00	0.00	34.56	0.00	100.56	7.13	0.00	93.42
Total	668.91	0.00	350.31	0.00	1,019.22	72.31	0.00	946.91

Year	Deductions: Lease Net Costs (M$)	Net Investments (M$)	Trans. Costs (M$)	Net Profits (M$)	Future Net Income Before Income Taxes: Undiscounted Annual (M$)	Undiscounted Cumulative (M$)	Discounted Ann @ 10.00% (M$)	Disc. Cum. Annual @ 10.00% (M$)
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	7.00	440.00	0.00	0.00	-237.41	-237.41	-213.19	-213.19
2019	12.00	0.00	0.00	0.00	155.65	-81.75	123.41	-89.77
2020	12.00	0.00	0.00	0.00	86.96	5.21	62.55	-27.23
2021	12.00	0.00	0.00	0.00	58.20	63.41	38.02	10.79
2022	12.00	0.00	0.00	0.00	42.55	105.96	25.25	36.04
2023	12.00	0.00	0.00	0.00	32.62	138.58	17.60	53.64
2024	12.00	0.00	0.00	0.00	25.85	164.43	12.68	66.31
2025	12.00	0.00	0.00	0.00	20.71	185.15	9.23	75.55
2026	12.00	0.00	0.00	0.00	16.87	202.02	6.83	82.38
2027	12.00	0.00	0.00	0.00	13.84	215.86	5.10	87.48
2028	12.00	0.00	0.00	0.00	11.44	227.30	3.83	91.31
2029	12.00	0.00	0.00	0.00	9.35	236.65	2.84	94.15
2030	12.00	0.00	0.00	0.00	7.64	244.29	2.11	96.27
2031	12.00	0.00	0.00	0.00	6.19	250.48	1.56	97.82
Sub-T	163.00	440.00	0.00	0.00	250.48	250.48	97.82	97.82
After	77.63	7.50	0.00	0.00	8.30	8.30	2.19	2.19
Total	240.63	447.50	0.00	0.00	258.78	258.78	100.01	100.01

Eco. Indicators

Return on Investment (disc) :	1.258
Return on Investment (undisc) :	1.578
Years to Payout :	4.03
Internal Rate of Return (%):	25.55

Ownership Interests

	Initial	1st Rev.	2nd Rev.
W. I. :	0.10000000	0.00000000	0.00000000
Net R. I. :	0.07750000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	163.57
PW 8.00% :	122.55
PW 9.00% :	110.86
PW 12.00% :	80.56
PW 15.00% :	56.10
PW 20.00% :	24.86

Date : 02/05/2017 2:16:18PM
JUDY PUD 40
SOONER TREND Field, KINGFISHER (OK) Co., OK
Operator : HUSKY VENTURES INC
Reservoir : HUNTON

TORCHLIGHT ENERGY, INC
Reserve and Economic Projection
As of 1/1/2017
Custom Selection

Proved Undeveloped

Year	Wells	Estimated 8/8 Ths Production: Oil (Mbbl)	NGL (Mgal)	Gas (MMcf)	Net Production: Oil (Mbbl)	NGL (Mgal)	Gas (MMcf)	Oil (\$/bbl)	NGL (\$/gal)	Gas (\$/Mcf)
2017	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1	9.30	0.00	93.03	0.72	0.00	7.21	42.92	0.00	2.25
2019	1	55.95	0.00	559.45	4.34	0.00	43.36	42.92	0.00	2.25
2020	1	26.43	0.00	264.29	2.05	0.00	20.48	42.92	0.00	2.25
2021	1	17.42	0.00	174.22	1.35	0.00	13.50	42.92	0.00	2.25
2022	1	13.04	0.00	130.41	1.01	0.00	10.11	42.92	0.00	2.25
2023	1	10.43	0.00	104.27	0.81	0.00	8.08	42.92	0.00	2.25
2024	1	8.71	0.00	87.10	0.68	0.00	6.75	42.92	0.00	2.25
2025	1	7.44	0.00	74.45	0.58	0.00	5.77	42.92	0.00	2.25
2026	1	6.52	0.00	65.15	0.50	0.00	5.05	42.92	0.00	2.25
2027	1	5.79	0.00	57.92	0.45	0.00	4.49	42.92	0.00	2.25
2028	1	5.23	0.00	52.28	0.41	0.00	4.05	42.92	0.00	2.25
2029	1	4.74	0.00	47.40	0.37	0.00	3.67	42.92	0.00	2.25
2030	1	4.35	0.00	43.46	0.34	0.00	3.37	42.92	0.00	2.25
2031	1	4.01	0.00	40.12	0.31	0.00	3.11	42.92	0.00	2.25
Sub-T		179.36	0.00	1,793.57	13.90	0.00	139.00	42.92	0.00	2.25
After		21.74	0.00	217.12	1.69	0.00	16.85	42.92	0.00	2.25
Total		201.10	0.00	2,010.99	15.59	0.00	155.85	42.92	0.00	2.25
Cum.		0.00	0.00	0.00						
Ult.		201.10	0.00	2,010.99						

Year	Company Future Gross Revenue: Oil (M\$)	NGL (M\$)	Gas (M\$)	Other (M\$)	Total (M\$)	Prod & Adv Taxes: Prod Tax (M\$)	Adv Tax (M\$)	Revenue after Sev & Adv (M\$)
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	30.94	0.00	16.21	0.00	47.15	3.35	0.00	43.80
2019	186.09	0.00	97.45	0.00	283.54	20.12	0.00	263.43
2020	87.91	0.00	46.04	0.00	133.95	9.50	0.00	124.45
2021	57.95	0.00	30.35	0.00	88.30	6.26	0.00	82.04
2022	43.38	0.00	22.72	0.00	66.10	4.69	0.00	61.41
2023	34.68	0.00	18.16	0.00	52.85	3.75	0.00	49.10
2024	28.97	0.00	15.17	0.00	44.15	3.13	0.00	41.01
2025	24.76	0.00	12.97	0.00	37.73	2.68	0.00	35.06
2026	21.67	0.00	11.35	0.00	33.02	2.34	0.00	30.68
2027	19.27	0.00	10.09	0.00	29.36	2.08	0.00	27.27
2028	17.39	0.00	9.11	0.00	26.50	1.88	0.00	24.62
2029	15.77	0.00	8.26	0.00	24.02	1.70	0.00	22.32
2030	14.45	0.00	7.57	0.00	22.02	1.56	0.00	20.46
2031	13.35	0.00	6.99	0.00	20.33	1.44	0.00	18.89
Sub-T	596.59	0.00	312.43	0.00	909.03	64.50	0.00	844.53
After	72.32	0.00	37.87	0.00	110.19	7.82	0.00	102.38
Total	668.91	0.00	350.31	0.00	1,019.22	72.31	0.00	946.91

Year	Deductions: Lease Net Costs (M\$)	Net Investments (M\$)	Trans. Costs (M\$)	Net Profits (M\$)	Future Net Income Before Income Taxes: Undiscounted Annual (M\$)	Undiscounted Cumulative (M\$)	Discounted Ann @ 10.00% (M\$)	Disc. Cum. Annual @ 10.00% (M\$)
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1.00	440.00	0.00	0.00	-397.20	-397.20	-332.56	-332.56
2019	12.00	0.00	0.00	0.00	251.43	-145.77	199.94	-132.62
2020	12.00	0.00	0.00	0.00	112.45	-33.32	80.94	-51.68
2021	12.00	0.00	0.00	0.00	70.04	36.71	45.76	-5.92
2022	12.00	0.00	0.00	0.00	49.41	86.12	29.33	23.41
2023	12.00	0.00	0.00	0.00	37.10	123.22	20.02	43.43
2024	12.00	0.00	0.00	0.00	29.01	152.23	14.23	57.66
2025	12.00	0.00	0.00	0.00	23.06	175.29	10.27	67.93
2026	12.00	0.00	0.00	0.00	18.68	193.97	7.57	75.50
2027	12.00	0.00	0.00	0.00	15.27	209.24	5.63	81.12
2028	12.00	0.00	0.00	0.00	12.62	221.86	4.22	85.35
2029	12.00	0.00	0.00	0.00	10.32	232.18	3.14	88.49
2030	12.00	0.00	0.00	0.00	8.46	240.64	2.34	90.83
2031	12.00	0.00	0.00	0.00	6.89	247.53	1.73	92.56
Sub-T	157.00	440.00	0.00	0.00	247.53	247.53	92.56	92.56
After	83.71	7.50	0.00	0.00	11.17	11.17	2.77	2.77
Total	240.71	447.50	0.00	0.00	258.70	258.70	95.33	95.33

Eco. Indicators

Return on Investment (disc) :	1.258
Return on Investment (undisc) :	1.578
Years to Payout :	4.54
Internal Rate of Return (%):	25.55

Ownership Interests

	Initial	1st Rev.	2nd Rev.
W. I. :	0.10000000	0.00000000	0.00000000
Net R. I. :	0.07750000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M\$)

PW 5.00% :	159.58
PW 8.00% :	117.89
PW 9.00% :	106.15
PW 12.00% :	76.10
PW 15.00% :	52.29
PW 20.00% :	22.68

Economic One-Liners

As of Date: 1/1/2017

Project Name : TORCHLIGHT ENERGY, INC
Ownership Group : All Cases

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves: Oil, Cond, NGL * (Mbbl)	Net Reserves: Gas (MMcf)	Net Revenue: Oil, Cond, NGL * (M$)	Net Revenue: Gas (M$)	Net Revenue: Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow: Non-Disc. (M$)	Cash Flow: Disc. CF (M$)	Life (years)
Grand Total	Total	48.13	490.91	2,065.66	1,091.31	0.00	1,000.41	1,350.00	806.56	329.79	21.97
Proved Rsv Class	Total	48.13	490.91	2,065.66	1,091.31	0.00	1,000.41	1,350.00	806.56	329.79	21.97
Proved Rsv Class Producing Rsv Category **Proved Rsv Class** **Producing Rsv Category** **OK State**	Total	1.37	23.34	58.85	40.35	0.00	61.32	7.50	30.38	28.88	4.70
JUDY 1-15H - 1-15H	*P-DP*	1.37	23.34	58.85	40.35	0.00	61.32	7.50	30.38	28.88	4.70
LOKI 1-24 - 1-24	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Proved Rsv Class Undeveloped Rsv Category Proved Rsv Class **Undeveloped Rsv Category** **OK State**	Total	46.76	467.57	2,006.81	1,050.96	0.00	939.09	1,342.50	776.18	300.90	21.97
JUDY PUD 24	*P-UD*	15.59	155.87	668.98	350.35	0.00	313.13	447.50	258.70	105.56	21.07
JUDY PUD 31	*P-UD*	15.59	155.85	668.91	350.31	0.00	312.94	447.50	258.78	100.01	21.47
JUDY PUD 40	*P-UD*	15.59	155.85	668.91	350.31	0.00	313.02	447.50	258.70	95.33	21.97

* Assumes Oil, Condensate and NGL are all using the same units.

Case Name: JUDY 1-15H
Field: SOONER TREND
County,State: KINGFISHER (OK),OK

Oper: HUSKY VENTURES INC

Disc Value: 28.88 M$



Water (bbl/mon)
Gas (Mcf/mon)
GOR (scf/bbl)
Oil (bbl/mon)
10000
1000
100
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Case Name: LOKI 1-24
Field: N/A
County,State: JOHNSTON (OK),OK

Oper: HUSKY VENTURES INC

Disc Value: 0.00 M$



Water (bbl/mon)
Gas (Mcf/mon)
GOR (scf/bbl)
Oil (bbl/mon)
1000
1000
100
100
10
10
.00001
100
.000001
10
.0000001
1
13
17
21
25
29
33
37
41
45
49
53
57
61

Case Name: JUDY PUD 24
Field: SOONER TREND
County,State: KINGFISHER (OK),OK

Oper: HUSKY VENTURES INC

Disc Value: 105.56 M$



Water (bbl/mon)
Gas (MMcf/mon)
GOR (scf/bbl)
Oil (bbl/mon)
10000
100
1000
10
100
1
1000
1000
100
100
10
10
14
16
18
20
22
24
26
28
30
32
34
36
38
40

Case Name: JUDY PUD 40
Field: SOONER TREND
County, State: KINGFISHER (OK), OK

Oper: HUSKY VENTURES INC

Disc Value: 95.33 M$


Water (bbl/mon)
Gas (MMcf/mon)
GOR (scf/bbl)
Oil (bbl/mon)
10000 100
1000 10
100 1
1000 1000
100 100
10 10
14 16 18 20 22 24 26 28 30 32 34 36 38 40

Case Name: JUDY PUD 31
Field: SOONER TREND
County, State: KINGFISHER (OK), OK

Oper: HUSKY VENTURES INC

Disc Value: 100.01 M$



Water (bbl/mon) O
Gas (MMcf/mon) ▽
10000
100
1000
10
100
1
◇ GOR (scf/bbl)
▼ Oil (bbl/mon)
1000
1000
100
100
10
10
14
16
18
20
22
24
26
28
30
32
34
36
38
40

Dr. Amiel David has over 40 years of expertise in energy related operations, management, investment banking and engineering. Amiel is past president of the publicly traded Dune Energy, Inc., and was involved with the establishment of other public and private energy companies including Golden Gate Oil (20,000 acres in the heavy oil fields of Santa Barbara County, CA), Strategic American Oil Company (Galveston Bay, TX), and Cross Canyon Energy. He was also previously employed by: Gulf Research and Development Company, Superior Oil Company, First City Bank, First Union Bank (now part of Wells Fargo) and Duke Capital Partners amongst others. Amiel was instrumental in raising $25MM in debt and equity for Golden Gate. At Duke Capital Partners he was involved in the up stream's $250MM mezzanine and debt portfolio. He raised $10MM in equity to purchase Galveston Bay Energy (Strategic American Oil Co) and added to it a $5MM in a debt instrument. At Dune Energy, Amiel, as the president of the company led a $250MM purchase of assets (GoldKing). He has been involved in reserves determination for the last 30+ years covering most producing basins in the US as well as international areas.

He is a member of the SPE, SPEE, and is a Registered Professional Engineer. He has presented numerous technical papers at SPE conferences, and been published in technical journals. Amiel holds a PhD in Petroleum Engineering from Stanford, an MSE in Chemical Engineering from UPenn, an MBA from Pitt, and a BS in Petroleum Engineering from the University of Tulsa.